UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

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EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

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Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2025, Edible Garden AG Incorporated, a Delaware corporation (the “Company”), entered into an inducement letter agreement (collectively, the “Inducement Letter Agreement”) with an institutional investor and existing holder (the “Holder”) of (i) Class A warrants to purchase 333,200 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issued on September 30, 2024 (the “September 2024 Warrants”), (ii) Class A warrants to purchase 333,200 shares of Common Stock issued on December 23, 2024 (the “December 2024 Class A Warrants”) and (iii) Class B warrants to purchase 333,200 shares of Common Stock issued on December 23, 2024 (the “December 2024 Class B Warrants” and collectively with the September 2024 Warrants and the December 2024 Class A Warrants, the “Existing Warrants”).The Existing Warrants had original exercise prices of $9.00 per share, and became exercisable immediately following issuance.

The issuance of the shares of Common Stock upon exercise of the September 2024 Warrants is registered  pursuant to a registration statement on Form S-1, as amended (File No. 333-281957), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 27, 2024. The issuance of the shares of Common Stock upon exercise of the December 2024 Class A Warrants and December 2024 Class B Warrants is registered pursuant to a registration statement on Form S-3, as amended (File No. 333-284360), which was declared effective by the SEC on January 31, 2025.

Pursuant to the Inducement Letter Agreement, the Holder agreed to exercise the Existing Warrants for cash at a reduced exercise price of $3.50 per share in consideration for the Company’s agreement to issue new unregistered five-year warrants to purchase up to an aggregate of 1,999,200 shares of Common Stock at an exercise price of $3.50 per share (the “New Warrants”). The New Warrants will be immediately exercisable upon issuance and have a term of five years from the initial exercise date.

The Company has agreed to file a registration statement on Form S-3 (or other appropriate form if it is not eligible to utilize Form S-3) providing for the resale of the shares of Common Stock issuable upon the exercise of the New Warrants (the “Resale Registration Statement”) within 30 calendar days following the date of the Inducement Letter Agreement, and to use best efforts to cause the Resale Registration Statement to become effective within 45 calendar days from the date of the Inducement Letter Agreement (or within 90 calendar days in case of “full review” of the Resale Registration Statement by the SEC). Pursuant to the Inducement Letter Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement, subject to certain exceptions, for a period of five calendar days after the closing under the Inducement Letter Agreement. The Company is also prohibited from entering into any agreement to issue Common Stock or Common Stock equivalents involving a Variable Rate Transaction (as defined in the Inducement Letter Agreements, subject to certain exceptions, for 15 calendar days after the closing under the Inducement Letter Agreement.

Maxim Group LLC (“Maxim”) served as the Company’s exclusive financial advisor for this transaction. Maxim will receive an aggregate cash fee equal to 6.5% of the total proceeds received from the exercise of the Existing Warrants exercised in connection with the Inducement Letter Agreement. The Company also agreed to pay Maxim for reasonable accountable expenses.

The aggregate gross proceeds to the Company from the exercise of the Existing Warrants will be approximately $3.5 million, before deducting Maxim’s fees and other offering expenses payable by the Company.

The New Warrants and the shares of Common Stock issuable thereunder will be sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act.

The foregoing is only a summary of the New Warrants and the Inducement Letter Agreement and does not purport to be a complete description thereof. Such descriptions are qualified in their entirety by reference to the Form of Warrant and the Form of Inducement Letter Agreement, copies of which are incorporated by reference as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K (this “Report”) and are incorporated by reference herein.

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Forward-Looking Statements and Disclaimer

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as “will” and other similar words. All statements addressing events or developments that Company expects or anticipates will occur in the future, including but not limited to statements relating to the transactions contemplated by the Inducement Letter Agreement, are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include changes as a result of market conditions or for other reasons, other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company’s forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this Report, whether as the result of new information, future events or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant dated May 21, 2025
10.1	Form of Inducement Letter Agreement dated May 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: May 21, 2025	By:	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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